EXHIBIT 15

                            GUARANTY OF NOTE

This Guaranty of Note ("Guaranty") made as of November __, 1995, by and between National Capital Management Corporation, a Delaware corporation, ("Lender") and AMKO INTERNATIONAL B.V., a Netherlands corporation ("Guarantor"), having its principal place of business at Postbus 10, 5330 AA Kerkdriel, Kerkstraat 108, 5331 CJ Kerkdriel, The Netherlands.

WHEREAS, Lender is contemplating making a $765,000 loan and a $337,650 Loan (collectively referred to as the "Loans") to Jensen Corporation (the "Borrower"), which is being purchased by an affiliate of Guarantor; and

WHEREAS, the Loans will be evidenced by Promissory Notes in the forms attached (the "Notes"); and

WHEREAS, Lender has been informed that Guarantor has significantly more assets than Borrower and Lender is willing to enter into the Loans with Borrower only if Guarantor agrees to guarantee the full, prompt, complete and faithful performance and payment of the first $765,000 of principal payments required by the Notes and all other terms, covenants, conditions and payments on Borrower's part to be performed or made under the Notes.

NOW THEREFORE, in consideration of Lender's making the Loans, and other good and valuable consideration, Guarantor hereby agrees as follows:

1.    Guarantor  hereby  absolutely  and  unconditionally  guarantees  to
Lender: (i) the punctual payment, at Lender's address, as and when due (whether by acceleration or otherwise) of the first $765,000 of principal payments required by the Notes after receiving five days prior notice; and (ii) performance by Borrower, as and when required, of all other obligations pursuant to the Notes.

2. Guarantor agrees that this Guaranty shall remain in full force and effect and will not be discharged except by complete performance of the first $765,000 of principal payments required by the Notes in accordance with their terms. Guarantor further agrees that the invalidity, irregularity, or unenforceability of all or any part of the Notes or any security therefor shall not affect, impair or be a defense to this Guaranty or affect in any manner the liability of the Guarantor.

3. This is a guaranty of payment of $765,000 of principal payments of the Notes and not of collection and the Guarantor expressly waives any right to require that any action be brought against Borrower or to require that resort be had to

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any  security  or to any other right or remedy which may be available  to
Lender.

4.   The Guarantor hereby further expressly waives:

     (i)  notice of the acceptance of this Guaranty;

     (ii) presentment and demand for payment of the Notes;

     (iii) protest and notice of dishonor or default to the Guarantor or to any other person with respect to the Notes;

     (iv) until the Notes are paid in full, any right of subrogation to any of Lender's rights against Borrower or any collateral securing the Notes and any right of reimbursement, indemnity, or other recourse against Borrower; and

     (v)  any defenses to a guaranty under the laws of Florida.

5. During such times as the Guaranty shall be effective, the Guarantor agrees:

     (i) to notify Lender promptly when it learns of any condition or event which constitutes, or would constitute with the passage of time or giving of notice, or both, an event of default;

     (ii) to furnish Lender with monthly income statements and balance sheets for Borrower; and

     (iii) at any time that Borrower's net worth is less than an amount equal to two times the aggregate of Borrower's and AMKO USA, Inc.'s outstanding debt to Lender, to furnish Lender with quarterly balance sheets for Guarantor and AMKO USA, Inc. and annual audited financial statements of Guarantor and AMKO USA, Inc.

6. If an event of default shall occur, then or at any time thereafter, while such event of default shall continue, Lender may declare the Notes or either of them, for the purposes of this Guaranty, together with all obligations of the undersigned hereunder, to be due and payable.

     For purposes of this Guaranty, "event of default" means:

     (i) any default with respect to payment or performance of either of the Notes; or

     (ii) default in the observance or performance of any covenant or agreement of Borrower set forth in any mortgage

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deed, security agreement or any other document or instrument delivered in connection with and securing performance of either of the Notes.

7. Lender shall have, by way of example and not of limitation, the rights and remedies set forth below at all times prior to and/or after the occurrence of an event of default:

     a. Lender shall have, in addition to the rights and remedies contained in this Guaranty, any other rights and remedies contained in any mortgage deed, security agreement, or other documents or instruments now or at any time or times hereafter executed and delivered by the Guarantor or Borrower in connection with this Guaranty and securing the obligations of Lender.

     b. Lender may, from time to time, upon notice to the Guarantor, sell, assign, transfer, or otherwise dispose of all or any part of the Notes and/or rights under this Guaranty. In such event, each and every immediate and successive purchaser, assignee, transferee, or holder of all or any part of the Notes shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Lender shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Notes as Lender has not sold, assigned, transferred or otherwise disposed of.

     c. All rights, powers and remedies of Lender hereunder or under any document or instrument delivered in connection herewith are cumulative and non-exclusive and shall be in addition to all rights, powers and remedies given to Lender by law.

     d. The Guarantor shall pay Lender, within five days of receipt of notice, for all costs, attorneys' fees and other expenses which Lender may incur in the enforcement of this Guaranty or in the enforcement of its rights with respect to any property of the undersigned which is security for this Guaranty.

8. This Guaranty is a continuing guaranty which shall remain in effect until the first $765,000 of principal payments required by the Notes has been paid in full.

9. Each reference herein to Lender shall be deemed to include its successors and assigns, and each reference to Borrower and the Guarantor and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, or neuter, singular or plural, as the context may require, and shall be deemed to include the heirs, administrators, legal representatives, successors and assigns of the Guarantor, all of whom shall be bound by the provisions hereof.

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10.  No delay on the part of Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on any of the Guarantor shall be deemed to be a waiver of any obligation of any of the Guarantor or of the right of Lender to take other or further action without notice or demand as provided herein. In any event, no modification or waiver of the provisions hereof shall be effective unless in writing and signed by Lender nor shall any waiver be applicable except in the specific instance or matter for which given.

11. The Guarantor hereby certifies and covenants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guaranty and to constitute the same the valid and legally binding obligation of the Guarantor in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

12. This Guaranty is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Florida and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said state.

13. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Guaranty be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Guaranty; furthermore, the entirety of this Guaranty shall continue in full force and effect in all other jurisdictions and said remaining portions of this Guaranty shall continue in full force and effect in the subject jurisdiction as if this Guaranty had been executed with the invalid portions thereof deleted.

14. Any notice given by the Guarantor shall be effective only upon actual receipt by an officer of Lender, at Lender's address. Any notice given by Lender or any assign of Lender shall be deemed to be given upon actual receipt by Guarantor or the agent for service of process of Guarantor specified in paragraph 14 of this Agreement. Notice shall be in writing and sent via facsimile, overnight courier or United States mail, return receipt requested, postage prepaid. Any notice to the Guarantor shall also be sent to the address appearing on the books and records of Lender for the Guarantor.

15. Any dispute arising out of or relating to this Agreement, the terms or provisions hereof, any writings executed hereto, or any purported breach hereof shall be settled by arbitration in Broward County, Florida, in accordance with the commercial arbitration rules of JAMS/ENDISPUTE then in effect, and judgment on the award rendered by the arbitrator(s) selected

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therein  may  be  enforced in any Florida court  having  jurisdiction  to enforce or vacate such award. Each party shall bear its own costs, including attorneys' fees, in maintaining and pursuing such arbitration or any other proceedings and at levels of appeal. The parties agree that the matter may be resolved by one mutually agreeable arbitrator. In the event the parties are unable .to agree on one arbitrator, then each party shall pick an arbitrator and they shall in turn pick a third arbitrator. The parties shall share the costs of the arbitrators.

16. Guarantor consents to the jurisdiction of the courts and law of the State of Florida and, if needed, the courts and law of the United States, with respect to this Agreement. Guarantor appoints Steven C. Elkin, Tripp, Scott, Conklin & Smith, 110 S.E. 6th Street, Fort Lauderdale, Florida 33301 as its agent for service of process for any proceeding initiated pursuant to this Agreement and for any notice to Guarantor required in this Agreement.

LENDER:   NATIONAL CAPITAL MANAGEMENT CORPORATION
          A Delaware Corporation

          By /s/ Herbert J. Jaffe
          Its President

GUARANTOR AMKO INTERNATIONAL B.V.

          By /s/ Jan Oerlemans
          Its President

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